Exhibit 10.10(b)

EXECUTION COPY

GUARANTEE AGREEMENT

GUARANTEE AGREEMENT dated as of February 8, 2007 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among each of the subsidiaries and parent holding companies party hereto (each such subsidiary individually a “Guarantor” and collectively, the “Guarantors”) of CLOSER MERGER SUB INC. (to be merged with and into WIRE ROPE CORPORATION OF AMERICA, INC.), a Delaware corporation (the “Borrower”), and Canadian Imperial Bank of Commerce, acting through its New York Agency (“CIBC”), as collateral agent (together with its successors, in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

Reference is made to the Credit Agreement dated as of February 8, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, WRCA (Cyprus) Holdings Limited, as the Parent, the lenders from time to time party thereto (the “Lenders”), CIBC, as administrative agent for the Lenders (together with its successors, in such capacity, the “Administrative Agent”), CIBC World Markets Corp. and Jefferies Finance LLC, as joint lead arrangers and joint book managers and Jefferies Finance LLC, as syndication agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Lenders have agreed to make Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors is a wholly owned Subsidiary of the Parent and acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders. The obligations of the Lenders to make Loans are conditioned on, among other things, the execution and delivery by the Guarantors of a Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans, the Guarantors are willing to execute this Agreement.

Accordingly, the parties hereto hereby agree as follows:

SECTION 1. Guarantee. Each Guarantor absolutely, unconditionally and irrevocably guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment by the Borrower of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)). Each Guarantor further agrees that the Obligations may be increased, extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any increase, extension or renewal of any Obligation. Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Agreement, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and the Borrower so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.

Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor’s obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (a) in respect of intercompany indebtedness to the Borrower or Affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and (b) under any Guarantee of senior unsecured indebtedness or Indebtedness subordinated in right of payment to the Obligations which Guarantee contains a limitation as to maximum amount similar to that set forth in this paragraph, pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Guarantor and other Affiliates of the Borrower of obligations arising under Guarantees by such parties (including the Intercompany Subordination Agreement).

SECTION 2. Guarantee Absolute; Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives promptness, diligence, presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee, notice of nonperformance, default, accelaration, dishoner, notice of protest for nonpayment or any other notice with respect to the Obligations and this Agreement. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) any lack of validity or enforceablility of any Loan Document or any agreement or instrument relating thereto or the Obligations being found to be illegal, invalid or unenforceable in any respect, (b) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise, (c) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document, any Guarantee or any other agreement, including with respect to any other Guarantor under this Agreement, (d) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party, (e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries, (f) any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to such Secured Party (each Guarantor waiving any duty on the part of the Secured Parties to disclose such information), (g) the failure of any other Person to execute or deliver the Guarantee Agreement or any other guaranty or agreement (h) any defenses, set-offs or counterclaims which the Borrower may allege or assert against any Secured Party in respect of the Obligations, including failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury (it being understood that although such defenses, set-offs or counterclaims may not be asserted as defenses, set-offs or counterclaims to claims under this Agreement, such defenses, set-offs or counterclaims are preserved and not waived), and (i) any other act, omission or circumstance or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety, other than, in each case, the performance or payment in full, or collateralization in full in a manner reasonably satisfactory to the Collateral Agent, of all the Obligations.

SECTION 3. Security. Each of the Guarantors authorizes the Collateral Agent and each of the other Secured Parties to (a) take and hold security for the payment of the guarantee hereunder and the Obligations and exchange, enforce, waive and release any such security, (b) upon the occurrence and during the continuance of an Event of Default, apply such security and direct the order or manner of sale thereof as they in their sole discretion may reasonably determine and (c) release or substitute any one or more endorsees, other guarantors or other obligors.

SECTION 4. Guarantee of Payment; Continuing Guarantee. Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other Person. Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Agreement and acknowledges that, until the termination of this Agreement pursuant to Section 11, this Agreement is continuing in nature and applies to all Obligations, whether existing now or in the future.

SECTION 5. Covenants; Bankruptcy. Each Guarantor covenants and agrees that, at all times until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, it will perform, comply with and be bound by all of the agreements, covenants and obligations contained in the Credit Agreement which are applicable to such Guarantor or its properties, each such agreement, covenant and obligation contained in the Credit Agreement and all other terms of the Credit Agreement to which reference is made in this Article, together with all related ancillary provisions, being hereby incorporated into this Agreement by this reference as though specifically set forth in this Article.

So long as any Obligations remain outstanding, no Guarantor shall, without the prior written consent of Administrative Agent acting pursuant to the instructions of the Required Lenders, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency case or proceeding of or against the Borrower or any other Guarantor. The obligations of Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of the Borrower or any other Guarantor or by any defense which the Borrower or any other Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

Each Guarantor acknowledges and agrees that any interest on any portion of the Obligations which accrues after the commencement of any case or proceeding referred to in clause (a) above (or, if interest on any portion of the Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, such interest as would have accrued on such portion of the Obligations if such case or proceeding had not been commenced) shall be included in the Obligations because it is the intention of Guarantors and Beneficiaries that the Obligations which are guaranteed by Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve the Borrower of any portion of such Obligations. Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Administrative Agent, or allow the claim of Administrative Agent in respect of, any such interest accruing after the date on which such case or proceeding is commenced.

SECTION 6. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the performance or payment in full, or collateralization in full in a manner reasonably satisfactory to the Collateral Agent, of all the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or the failure to perfect any security interest in, or the release of the security held by or on behalf of the Collateral Agent or any other Secured Party, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the performance or payment in full or collateralization in full in a manner reasonably satisfactory to the Collateral Agent of all the Obligations).

SECTION 7. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the performance or payment in full or collateralization in full in a manner reasonably satisfactory to the Collateral Agent of all the Obligations. Without limitation to the foregoing, each Guarantor hereby waives, for the benefit of the Secured Parties: (a) any right to require any Secured Party, as a condition of payment or performance by such Guarantor, to (i) proceed against the Borrower, any other guarantor (including any other Guarantor) of the Obligations or any other Person, (ii) proceed against or exhaust any security held from the Borrower, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Secured Party in favor of the Borrower or any other Person, or (iv) pursue any other remedy in the power of any Secured Party whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Borrower or any other Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Borrower or any other Guarantor from any cause other than payment in full, or collateralization in full in a manner reasonably satisfactory to the Collateral Agent, of all the Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Secured Party’s errors or omissions in the administration of the Obligations, except behavior which amounts to bad faith or willful misconduct; (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to assert set-offs, recoupments and counterclaims as defenses to obligations hereunder (it being understood that although such set-offs, recoupments and counterclaims may not be asserted as set-offs, recoupments and counterclaims to claims under this Guarantee, such set-offs, recoupments and counterclaims are preserved and not waived), and (iv) promptness, diligence and any requirement that any Secured Party protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) as defenses to obligations hereunder, notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder, the Secured Hedging Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Obligations or any agreement related thereto, notices of any extension of credit to the Borrower and notices of any of the matters referred to in Section 2 and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other guarantor or exercise any other right or remedy available to them against the Borrower or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been paid in full or collateralized in full in cash. Pursuant to applicable law, each of the Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor or guarantor, as the case may be, or any security.

SECTION 8. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon, and during the continuation of, the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent or such other Secured Party as designated thereby in cash the amount of such unpaid Obligations. Each Guarantor agrees, as a separate and independent primary obligation, to indemnify the Secured Parties from time to time on demand from and against any loss, cost, expense or liability of any kind reasonably incurred by the Lenders as a result of the Borrower failing to perform the Obligations duly and punctually or as a result of any of the Obligations being or becoming void, voidable, unenforceable or ineffective against the Borrower for any reason whatsoever, whether known to the Lenders or not.

SECTION 9. Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of the Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

SECTION 10. Representations and Warranties. Each of the Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct. Each of the Guarantors hereby further represents and warrants as follows:

(a) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

(b) It is in the best interests of each Guarantor to execute this Guaranty inasmuch as such Guarantor will, as a result of being either a parent of or a Subsidiary of the Borrower, derive substantial direct and indirect benefits from the Loans made from time to time to the Borrower by the Lenders pursuant to the Credit Agreement and the execution and delivery of the Secured Hedging Agreements, between the Borrower, other Guarantors and certain Secured Parties, and each Guarantor agrees that the Secured Parties are relying on this representation in agreeing to make Loans to the Borrower.

SECTION 11. Termination or Release. The Guarantees made hereunder (a) shall terminate when all the Obligations (other than with respect to indemnifications that expressly survive the termination of this Agreement and the Credit Agreement and are not due and payable or reasonably foreseeable on such date) have been paid in full or collateralized in full in cash or in a manner reasonably satisfactory to the Collateral Agent otherwise performed and the Lenders have no further commitment to lend under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise. If all of the Equity Interests or other securities of a Guarantor are sold, transferred or otherwise disposed of pursuant to a transaction permitted by Section 6.05 of the Credit Agreement, such Guarantor shall be automatically released from its obligations under this Agreement without further action. In connection with the foregoing, the Collateral Agent shall execute and deliver to such Guarantor or Guarantor’s designee, at such Guarantor’s expense, any documents or instruments which such Guarantor shall reasonably request from time to time to evidence such termination and release.

SECTION 12. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Collateral Agent, and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that such Guarantor shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

SECTION 13. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor or any other Guarantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Collateral Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement)

SECTION 14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Each Guarantor acknowledges that it understands the nature and extent of its liability and commitment under this Guarantee as governed by New York Law and to that effect it has obtained professional independent legal advice.

SECTION 15. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it at its address set forth in Schedule I. The

Guarantors covenant and agree that they shall at all times maintain an agent for service of process in New York and any notice of legal process shall be sufficiently served on the Guarantors if delivered to the agent at his/her address for the time being. The Guarantors undertake not to revoke the authority of their agent and if, for any reason, this agent no longer serves as agent of the Guarantors to receive service of process, the Guarantors shall promptly appoint another such agent and advise the Agent thereof.

SECTION 16. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans and shall continue in full force and effect until this Agreement is terminated or released as set forth in Section 11.

(b) Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 17. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract (subject to Section 12), and shall become effective as provided in Section 12. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

SECTION 18. Rules of Interpretation; Definitions. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 19. Jurisdiction, Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such State of New York or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Guarantor or its properties in the courts of any jurisdiction.

(b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 15. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(d) If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures, the Collateral Agent could purchase (and remit in New York City) dollars with such other currency on the business day preceding that on which final judgment is given. Each Guarantor’s obligation in respect of any sum due hereunder shall, notwithstanding any judgment in a currency other than dollars, be discharged only to the extent that on the business day following its receipt of any sum adjudged to be so due in such other currency, the Collateral Agent may, in accordance with normal banking procedures, purchase (and remit in New York City) dollars with such other currency; if the dollars so purchased and remitted are less than the sum originally due to the Lenders, the Collateral Agent or any Indemnitee in dollars, you agree, as a separate obligation and notwithstanding any such judgment, to indemnify the relevant payee against such loss, and if the dollars so purchased exceed the sum originally due in dollars, such excess shall be remitted to such Guarantor. To the extent that any Guarantor may in any jurisdiction claim for itself or its assets or revenues immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process and to the extent that such immunity (whether or not claimed) may be attributed in any such jurisdiction to any Guarantor or its assets or revenues, such Guarantor agrees not to claim and irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction. Without limiting the generality of the foregoing, each Guarantor agrees that the foregoing waiver of immunity shall have the fullest scope permitted under the U.S. Foreign Sovereign Immunities Act of 1976 and is intended to be irrevocable for purposes of such Act.

SECTION 20. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK

TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.

SECTION 21. Additional Guarantors. Pursuant to Section 5.11 of the Credit Agreement, each Loan Party that was not in existence on the date of the Credit Agreement is required to enter into this Agreement as a Guarantor upon becoming a Loan Party. Upon execution and delivery after the date hereof by the Collateral Agent and such Loan Party of an instrument in the form of Annex 1, such Loan Party shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

SECTION 22. Right of Set-off. Subject to the Intercreditor Agreement, if an Event of Default shall have occurred and be continuing, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Secured Party to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. Each Secured Party shall notify the Guarantors promptly of any such set-off and the application made by such Secured Party of the proceeds thereof. The rights of each Secured Party under this Section 22 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.

SECTION 23. Limitation of Cypriot Guarantors. Any release, settlement or discharge between the Guarantors incorporated under Cyprus Law (the “Cypriot Guarantors”) and the Lenders shall be conditional upon no security or payment to the Lenders by the Borrower or any other person being avoided or reduced by virtue of any provisions or enactments for the time being in force relating to bankruptcy or liquidation of the Borrower or any such other person and the Lenders shall be entitled to recover the value or amount of any such security or payment from the Cypriot Guarantors subsequently as if such settlement or discharge had not occurred.

SECTION 24. Construction. Each of the parties hereto acknowledges that (i) it has been represented by counsel in the negotiation and documentation of the terms of this Agreement; (ii) it has had full and fair opportunity to review and revise the terms of this Agreement; (iii) this Agreement has been drafted jointly by all of the parties hereto; and (iv) neither Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent and the Lenders, on the one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor. Accordingly, each of the parties hereto acknowledges and agrees that the terms of this Agreement shall not be construed against or in favor of another party.

SECTION 25. Authorization of Filing of Financing Statements. Without limiting the foregoing, the Collateral Agent is hereby authorized to file one or more financing statements (including fixture filings), continuation statements, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by each Guarantor pursuant to the Security Documents to which it is a party, without the signature of any Guarantor, and naming any Guarantor or the Guarantors as debtors and the Collateral Agent as secured party. Each Guarantor authorizes the Collateral Agent to use the collateral description “all assets,” “all personal property, whether now existing or hereafter acquired,” “all of the debtor’s assets, whether now owned or hereafter acquired” or words of similar effect in any such financing statements filed or other filings for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted hereunder by such Guarantor.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Guarantors:

WRCA (CYPRUS) HOLDINGS LIMITED

By:	/s/ Brian Block
Name:
Title:

WRCA DISTRIBUTOR (CAYMAN) LTD.

By:	/s/ Brian Block
Name:
Title:

WRCA FINANCE (LUXEMBOURG) S.À R.L.

By:	/s/ Ira Glazer
	Name:	Ira Glazer
	Title:	Class A Manager

By:	/s/ Daniel Adam
	Name:	Daniel Adam
	Title:	Class B Manager

WRCA (LUXEMBOURG) HOLDINGS S. À R.L.

By:	/s/ Ira Glazer
	Name:	Ira Glazer
	Title:	Class A Manager

By:	/s/ Daniel Adam
	Name:	Daniel Adam
	Title:	Class B Manager

WRCA (LUXEMBOURG) S. À R.L.

By:	/s/ Ira Glazer
	Name:	Ira Glazer
	Title:	Class A Manager

By:	/s/ Daniel Adam
	Name:	Daniel Adam
	Title:	Class B Manager

WRCA US HOLDINGS INC.

By:	/s/ Ira Glazer
	Name:	Ira Glazer
	Title:	President

WRCA, LLC
By WIRE ROPE CORPORATION OF AMERICA, INC., its sole member

By:	/s/ Ira Glazer
	Name:	Ira Glazer
	Title:	President

CAMESA, INC.

By:	/s/ Ira Glazer
	Name:	Ira Glazer
	Title:	President

AWARCO, INC. AMERICAN WIRE AND ROPE COMPANY, INC.

By:	/s/ Ira Glazer
	Name:	Ira Glazer
	Title:	President

PRESTRESSED CONCRETE STRAND OF AMERICA, INC

By:	/s/ Ira Glazer
	Name:	Ira Glazer
	Title:	President

CANADIAN IMPERIAL BANK OF COMMERCE, acting through its New York Agency, as Collateral Agent

By:	/s/ E. Lindsay Gordon
	Name:	E. Lindsay Gordon
	Title:	Authorized Signatory

Schedule I

Address for Notices:

To any Loan Party:

c/o Wire Rope Corporation of America, Inc. at 609 N. 2nd Street, Saint Joseph, MO 64501,

Attention: Chief Financial Officer, Telephone: (816) 236-5082/(816) 236-5000

ANNEX I TO THE

GUARANTEE AGREEMENT

SUPPLEMENT NO. [ ] dated as of [ ] (this “Supplement”), to the Guarantee Agreement (as amended, supplemented or otherwise modified from time to time, the “Guarantee Agreement”) dated as of February 7, 2007, among each of the subsidiaries and parent holding companies from time to time party thereto (each such subsidiary individually, a “Guarantor” and, collectively, the “Guarantors”) of CLOSER MERGER SUB INC. (to be merged with and into WIRE ROPE CORPORATION OF AMERICA, INC.), a Delaware corporation (the “Borrower”), and CANADIAN IMPERIAL BANK OF COMMERCE (“CIBC”), as collateral agent (together with its successors, in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

A. Reference is made to the Credit Agreement dated as of February 7, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, WRCA (Cyprus) Holdings Limited, as the Parent, the agents and lenders from time to time party thereto (the “Lenders”), CIBC, as administrative agent for the Lenders (together with its successors, in such capacity, the “Administrative Agent”), CIBC World Markets Corp. and Jefferies Finance LLC, as joint lead arrangers and joint book managers and Jefferies Finance LLC, as syndication agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee Agreement and the Credit Agreement.

C. The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans. Pursuant to Section 5.11 of the Credit Agreement, each Loan Party that was formed or acquired after the Closing Date and that was not a Loan Party on the date of the Closing Date is required to enter into a Guarantee Agreement as a Guarantor upon becoming a Loan Party. Section 21 of the Guarantee Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, the Collateral Agent and the New Guarantor agree as follows:

SECTION 1. In accordance with Section 21 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a Guarantor in the Guarantee Agreement shall be deemed to include the New Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity and implied convenants of good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 15 of the Guarantee Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Collateral Agent.

SECTION 9. [Any local law provisions to be inserted, as applicable]

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IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

[Name of New Guarantor],

By:
Name:
Title:
Address:

CANADIAN IMPERIAL BANK OF COMMERCE, acting through its New York Agency as Collateral Agent

By:
Name:
Title:

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